KEMPER
SMALL CAPITALIZATION
EQUITY FUND

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED SEPTEMBER 30, 1996


Seeking maximum appreciation of investors' capital

              " . . . By staying disciplined with
              regard to the research, we've not only picked some strong performers but avoided a few disasters as well."

                                              [KEMPER FUNDS LOGO]

CONTENTS

2
At a Glance
Terms to Know
3
Economic Overview
5
Performance Update
8
Industry Sectors
9
Largest Holdings
10
Portfolio of
Investments
13
Report of
Independent Auditors
14
Financial Statements
16
Notes to
Financial Statements
20
Financial Highlights


AT A GLANCE

                                 [BAR GRAPH]

------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND TOTAL RETURNS
------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996
(UNADJUSTED FOR ANY SALES CHARGE)

CLASS A                  16.33%

CLASS B                  15.13%

CLASS C                  15.16%

LIPPER SMALL COMPANY
GROWTH FUNDS CATEGORY
AVERAGE*                 18.40%


Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance. The fund is compared to the Lipper Small Company Growth Funds category.




------------------------------------------------------------------------------
NET ASSET VALUE
------------------------------------------------------------------------------

                                               AS OF     AS OF
                                              9/30/96   9/30/95
------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS A                            $7.01     $7.14
------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS B                            $6.81     $7.03
------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS C                            $6.80     $7.02
------------------------------------------------------------------------------

------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND LIPPER RANKINGS*
------------------------------------------------------------------------------
Compared to all other funds in the Lipper Small Company Growth Funds category

                        CLASS A         CLASS B         CLASS C
 -----------------------------------------------------------------------------
  1-YEAR                #175 OF         #203 OF         #201 OF
                       350 FUNDS       350 FUNDS       350 FUNDS
 -----------------------------------------------------------------------------
  5-YEAR              #52 OF 94          N/A             N/A
 -----------------------------------------------------------------------------
  10-YEAR             #17 OF 45          N/A             N/A
 -----------------------------------------------------------------------------

------------------------------------------------------------------------------
DIVIDEND REVIEW
------------------------------------------------------------------------------
During the fiscal year, Kemper Small Capitalization Equity Fund paid the following dividends:



                                     CLASS A      CLASS B       CLASS C
==============================================================================
SHORT-TERM CAPITAL GAIN               $0.23        $0.23         $0.23
------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN                $0.82        $0.82         $0.82
------------------------------------------------------------------------------


TERMS TO KNOW

BLUE CHIP COMPANIES Blue chip companies are generally identified by their substantial capitalization, established history of earnings and dividends, easy access to credit, good industry position and superior management structure. They are believed to generally exhibit less investment risk and less price volatility than companies lacking these high quality characteristics, such as smaller, less seasoned companies.

FUNDAMENTAL RESEARCH This research includes analysis of the balance sheets and income statements of companies used to forecast their future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in helping predict future trends in these indicators and of a company's success or failure. By appraising a firm's prospects, this analysis may be used to help assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

GROWTH STOCK The stock of a company whose earnings growth has consistently exceeded the growth rate of the overall market and whose growth is expected to continue or accelerate.

INDEX An unmanaged group of stocks that is considered representative of the stock or bond markets. An index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect reinvestment of dividends of the securities in the index.

MARKET CAPITALIZATION Capitalization is a measure of the size of a publicly traded company, as determined by multiplying the current market price by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small cap companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be expected to be more volatile and therefore greater risk to capital.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile because the outlook for the company is particularly uncertain or because of various other reasons.

GENERAL ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $76 BILLION IN ASSETS, INCLUDING $42 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we approach the close of 1996, it's remarkable how eventful the year has been and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar today to what they were in 1995. Long-term interest rates are approximately 6.52% compared to 6.29% in November 1995. The economy is growing at a rate of approximately 2.2%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 15% to 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

- EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent previous years but positive nonetheless.

- INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

- LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
  The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]



                                Now (10/31/96)        6 Months ago           1 year ago           2 years ago
10-year Treasury rate (1)           6.53                 6.74                   6.04                 7.74
Prime rate (2)                      8.25                 8.25                   8.75                 7.75
Inflation rate (3)                  3                    2.9                    2.6                  2.6
The U.S. dollar (4)                 4.74                 8.94                  -1.05                -5.28
Capital goods orders (5)*           2.24                 7.42                   8.57                15.65
Industrial production (5)           3.5                  2.56                   1.92                 6.77
Employment growth (6)               2.01                 2.07                   1.93                 3.3

1 Falling interest rates in recent years have been a big plus for financial assets.

2  The interest rate that commercial lenders charge their best borrowers.

3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

4 Changes in the exchange value of the dollar impact U.S. exporters and the value of the U.S. firms' foreign profits.

5  These influence corporate profits and equity performance.

6  An influence on family income and retail sales.

*  Data as of September 30, 1996.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

  With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers
----------------------
Stephen B. Timbers
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

November 15, 1996

*THE STANDARD & POOR'S 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE
 U.S. STOCK MARKET.

PERFORMANCE UPDATE

[LANGBAUM PHOTO]

GARY A. LANGBAUM HAS BEEN WITH ZURICH KEMPER INVESTMENTS, INC. (ZKI) SINCE 1988. HE IS SENIOR VICE PRESIDENT OF ZKI AND VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER SMALL CAPITALIZATION EQUITY FUND. LANGBAUM IS A CHARTERED FINANCIAL ANALYST WITH 25 YEARS OF EXPERIENCE IN EQUITY RESEARCH AND SECURITIES ANALYSIS. HE RECEIVED HIS BACHELOR'S DEGREE AND COMPLETED HIS MASTER'S OF BUSINESS ADMINISTRATION COURSEWORK FROM THE UNIVERSITY OF MARYLAND.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DESPITE A BRIEF CORRECTION FOR SMALL COMPANY STOCKS DURING THE SUMMER OF 1996, EACH CLASS OF KEMPER SMALL CAPITALIZATION EQUITY FUND SHARES FINISHED ITS FISCAL YEAR WITH A SOLID DOUBLE-DIGIT RETURN (UNADJUSTED FOR SALES CHARGE). BELOW, PORTFOLIO MANAGER GARY LANGBAUM EXPLAINS HOW DISCIPLINE AND FUNDAMENTAL RESEARCH HELPED THE FUND WEATHER A VOLATILE MARKET.


Q.   HOW DID SMALL CAP STOCKS PERFORM OVER THE PAST 12 MONTHS?


A. With lingering uncertainty about the strength of the economy and the direction of interest rates, the market in general has favored larger, blue chip stocks. Nevertheless, we've been able to achieve strong performance. The fund experienced a dip in early summer, coinciding with a broad-based correction for small stocks. Since then, however, the fund has rebounded, closing the fiscal year ended September 30, 1996, ahead of our benchmark (the Russell 2000 Index) and just below the Lipper Small Company Growth Fund category average.


Q. HAS INCREASED VOLATILITY IN THE MARKET HAD AN INFLUENCE ON YOUR INVESTMENT STRATEGY?


A. Not at all. One of the keys to our long-term success is having the discipline to not change course in mid-stream. The fund invests in high quality companies that boast predictable, stable growth, stocks that can withstand short-term volatility. These are the kind of companies that form the core of our portfolio. Our strong research capabilities, coupled with an ongoing commitment to diversity and quality, help to protect the portfolio from broad market moves.


Q.   HAVE THERE BEEN ANY SIGNIFICANT PORTFOLIO CHANGES IN THE PAST YEAR?


A. There's definitely been some shuffling. Certain stocks achieved our price targets and we sold them to take advantage of new opportunities. Others were eliminated after failing to perform up to expectations or contribute meaningfully to the fund's performance. But overall, the portfolio's composition is essentially the same. (See page 8 for a breakdown of the fund's asset allocation compared with one year ago.)


Q. HOW DOES THE FUND'S SECTOR ALLOCATION COMPARE WITH THAT OF ITS BENCHMARK, THE RUSSELL 2000 INDEX?


A. Kemper Small Capitalization Equity Fund's portfolio is significantly overweighted in traditional growth stocks. In the small cap universe that means mostly health care, technology and consumer stocks.

  Although we've trimmed our exposure to health care in recent months, we remain heavily overweighted relative to the index. This is a strategy that's worked very well for us over the past year. In this sector we continue to favor service companies like Omnicare, Steris and IDEXX Laboratories, Inc.--niche

PERFORMANCE UPDATE

businesses with solid, predictable earnings flow.

     The fund also remains overweight in technology. While this sector as a whole saw increased volatility during the past year, and a moderate correction in July, we achieved solid performance from our technology positions by concentrating on a very select group of networking and software stocks. These positions fared relatively well when the commodity-oriented stocks, like those in the semiconductor area, tumbled.

     Among consumer stocks, we particularly like information services, although our overall exposure in this area has dropped a bit after taking profits on some strong performers. In retail, we favor upscale niche companies that have strong name recognition and market share. These include Kenneth Cole Productions, Ethan Allen, Williams Sonoma, Starbucks and Intimate Brands, owner of the Victoria's Secret and Bath & Body Works chains.

     In recent months we've increased our position in financial stocks, primarily regional banks and thrifts. In this area, it's not as easy to find small cap opportunities. Again, however, our research has been very successful in identifying strong growth potential.

     Our fundamental research enables us to identify attractive growth opportunities and to set price targets for both the buy and sell side. By staying disciplined with regard to the research, we've not only picked some strong performers but avoided a few disasters as well. For example we sold Medaphis, which had contributed some attractive gains, at $40 -- near our established price target. Shortly after, the stock dropped to $11 on the heels of a disappointing earnings report. Similarly, HCIA, Inc. was eliminated as it hit our price target, and soon fell 50%. So, as you can see, staying disciplined on the sell side is every bit as important as choosing the right stocks in building solid long-term performance.


Q.   WHAT'S YOUR OUTLOOK FOR THE COMING YEAR?


A. Recent economic data indicates the economy isn't overheating, as many have feared. This suggests that the Federal Reserve Board won't be inclined to make a significant change in interest rates. Moderate growth and a stable interest rate environment should create a favorable climate for small and emerging growth stocks, although a strong economy is historically best for the small cap sector. In the current market environment, where uncertainty is prompting volatility and the market is acutely sensitive to earnings, it's important to buy stocks in which we hold high convictions. While the market may remain choppy for the near term, the portfolio is well positioned for consistent long-term growth potential.

PERFORMANCE UPDATE
--------------------------------------------------------------------------------
Average Annual Total Returns*
--------------------------------------------------------------------------------
FOR PERIODS ENDED SEPTEMBER 30, 1996 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                                   LIFE OF
                                                    1-YEAR    5-YEAR    10-YEAR     CLASS
------------------------------------------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS A     9.58%     14.52%    14.27%      12.70%     (SINCE 2/20/69)
------------------------------------------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS B    12.23        N/A       N/A       18.80      (SINCE 5/31/94)
------------------------------------------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS C    15.16        N/A       N/A       19.75      (SINCE 5/31/94)
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in Kemper Small Capitalization Equity Fund Class A from 1/1/79 through 9/30/96
--------------------------------------------------------------------------------

                                 [LINE GRAPH]


                                               1/1/79       12/31/83       12/31/87      12/31/91     9/30/96
------------------------------------------------------------------------------------------------------------------
- KEMPER SMALL CAPITALIZATION EQUITY FUND       10,000       30,365         41,139        89,567       155,190
    CLASS A (1)
- RUSSELL 2000 INDEX +                          10,000       32,648         38,239        65,339       128,462
- STANDARD & POOR'S 500 STOCK INDEX ++          10,000       22,203         38,734        74,980       140,326
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in Kemper Small Capitalization Equity Fund Class B from 5/31/94 through 9/30/96
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                              5/31/94       12/31/94       12/31/95     9/30/96
------------------------------------------------------------------------------------------------------------------
- KEMPER SMALL CAPITALIZATION EQUITY          10,000        10,146         13,179        14,964
    FUND CLASS B (1)
- RUSSELL 2000 INDEX +                        10,000        10,141         13,027        14,427
- STANDARD & POOR'S 500 STOCK INDEX ++        10,000        10,284         14,135        16,037
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in Kemper Small Capitalization Equity Fund Class C from 5/31/94 through 9/30/96
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                          5/31/94       12/31/94      12/31/95      9/30/96
------------------------------------------------------------------------------------------------------------------
- KEMPER SMALL CAPITALIZATION EQUITY      10,000        10,128        13,162        15,247
    FUND CLASS C (1)
- RUSSELL 2000 INDEX +                    10,000        10,141        13,027        14,427
- STANDARD & POOR'S 500 STOCK INDEX ++    10,000        10,284        14,135        16,037
------------------------------------------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75%, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) of 3% and for Class C shares no adjustment for sales charge. The maximum B share CDSC is 4%. For C shares purchased on or after 4/1/96 there is a 1% CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1)Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A shares and the contingent deferred sales charge in effect at the end of the period for B shares. When reviewing the performance chart, please note that the inception date for the Russell 2000 Index is 1/1/79. As a result, we are unable to illustrate the life of fund performance for Class A shares (since 2/20/69) for Kemper Small Capitalization Equity Fund. In comparing Kemper Small Capitalization Equity Fund to the Russell 2000 Index and the Standard & Poor's 500 Stock Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

+The Russell 2000 Index is a capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The largest company in the index has an approximate market cap of $591 million.

++The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON SEPTEMBER 30, 1996, AND ON SEPTEMBER 30, 1995.


                                    KEMPER SMALL           KEMPER SMALL
                                    CAPITALIZATION         CAPITALIZATION
                                    EQUITY FUND ON         EQUITY FUND ON
                                    9/30/96                9/30/95
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES                    23.9%                   26.8%

HEALTH CARE                              24.4%                   20.2%

TECHNOLOGY                               21.4%                   23.2%

FINANCE                                  10.4%                    4.7%

CAPITAL GOODS                             6.8%                   13.4%

BASIC INDUSTRIES                          4.5%                    6.4%

CONSUMBER DURABLES                        3.6%                      0%

UTILITIES                                 2.9%                      0%

ENERGY                                    1.6%                    0.8%

TRANSPORTATION                            1.5%                    4.5%
--------------------------------------------------------------------------------

A COMPARISON WITH THE RUSSELL 2000 INDEX*
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER SMALL CAPITALIZATION EQUITY FUND REPRESENTED ON SEPTEMBER 30, 1996, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 2000 INDEX.


                                        KEMPER SMALL
                                        CAPITALIZATION           RUSSELL 2000
                                        EQUITY FUND ON           INDEX ON
                                        9/30/96                  9/30/96
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES                        23.9%                    20.2%

HEALTH CARE                                  23.4%                    10.6%

TECHNOLOGY                                   21.4%                    15.6%

FINANCE                                      10.4%                    22.7%

CAPITAL GOODS                                 6.8%                     9.5%

BASIC INDUSTRIES                              4.5%                     6.7%

CONSUMER DURABLES                             3.6%                     3.6%

UTILITIES                                     2.9%                     3.8%

ENERGY                                        1.6%                     5.4%

TRANSPORTATION                                1.5%                     1.7%

OTHER                                           0%                     0.2%
--------------------------------------------------------------------------------



*The Russell 2000 Index is a capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The largest company in the index has an approximate market cap of $591 million.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 21% OF THE FUND'S TOTAL COMMON STOCK HOLDINGS ON SEPTEMBER 30, 1996

----------------------------------------------------------------------------------------
       Holdings                                                                Percent
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
1      LCI              Worldwide long-distance telecommunications company       2.9%
       INTERNATIONAL,   that provides a full array of voice, data and video
       INC.             transmission services to business and residential
                        customers through its fiber optic network.
----------------------------------------------------------------------------------------
2      OMNICARE,        Provides pharmaceutical management services and drug     2.3%
       INC.             therapies to nursing homes.
----------------------------------------------------------------------------------------
3      DURA             Develops and markets prescription pharmaceuticals for    2.2%
       PHARMACEUTICALS  treatment of asthma, allergies, colds and other respiratory ailments.
----------------------------------------------------------------------------------------
4      IDEXX            Develops and manufactures biotechnology-based            2.1%
       LABORATORIES     detection systems. The company's products are used in
                        animal health and food quality assurance applications.
----------------------------------------------------------------------------------------
5      CRA              Provides specialized cost containment services           2.0%
       MANAGED          designed to reduce workers compensation costs. The
       CARE,            company offers medical management and return to work
       INC.             services.
----------------------------------------------------------------------------------------
6      MGM              Owns and operates hotels, casinos and theme parks.       2.0%
       GRAND
----------------------------------------------------------------------------------------
7      TELLABS          Designs, manufactures and services voice and data        1.9%
       OPERATIONS       equipment.
----------------------------------------------------------------------------------------
8      MOHAWK           Major manufacturer of woven and tufted broadloom         1.9%
       INDUSTRIES       carpeting for residential and commercial markets.
----------------------------------------------------------------------------------------
9      RISK             Global reinsurance company integrating reinsurance       1.9%
       CAPITAL          underwriting with an investment strategy focused on
       HOLDINGS,        the insurance industry.
       INC.
----------------------------------------------------------------------------------------
10     ALTERNATIVE      Leading provider of technical resources specializing     1.8%
       RESOURCES        in information service operations.
       CORPORATION
----------------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAPITALIZATION EQUITY FUND

PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1996
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
COMMON STOCKS                                                                           SHARES        VALUE
----------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--3.8%           (a)Fort Howard Corp.                                   450,000    $ 10,969
                                 (a)Jacobs Engineering Group                            585,000      13,163
                                    OM Group                                            100,000       3,800
                                    Philip Environmental                                825,000       7,837
                                    ----------------------------------------------------------------------------
                                                                                                     35,769
----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--5.8%              (a)Elsag Bailey Process Automation                     600,000      12,825
                                    Federal Signal Corp.                                367,000       8,854
                                    Greenfield Industries                               182,500       4,380
                                 (a)MSC Industrial Direct, "A"                          123,900       4,414
                                 (a)Rofin-Sinar Technologies                            409,100       4,449
                                    Scientific Atlanta                                  496,500       7,882
                                    TriMas Corp.                                        479,400      11,625
                                    ----------------------------------------------------------------------------
                                                                                                     54,429
----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--17.2%        (a)APAC TeleServices                                   160,000       8,200
                                 (a)Kenneth Cole Productions                            300,000       5,662
                                 (a)Copart, Inc.                                        218,500       4,315
                                    Danka Business Systems, ADR                         262,500      10,434
                                    Gaylord Entertainment Co.                           564,900      12,781
                                 (a)Global DirectMail                                   225,000      10,744
                                    Hollinger International                           1,061,600      11,943
                                 (a)Infinity Broadcasting Corp.                         150,000       4,725
                                 (a)Interim Services                                    164,900       7,049
                                 (a)MGM Grand                                           375,000      15,844
                                 (a)OfficeMax, Inc.                                     450,000       6,300
                                    Outdoor Systems, Inc.                               175,000       8,225
                                 (a)Primadonna Resorts                                  135,200       2,467
                                 (a)Rental Service                                      170,500       3,687
                                 (a)Renters Choice                                      223,900       4,198
                                 (a)RockShox Inc.                                        46,500         698
                                    SPX Corp.                                           300,000       8,963
                                 (a)Snyder Communications, Inc.                          93,900       1,784
                                    Talbots                                             150,000       4,500
                                 (a)Telespectrum Worldwide Inc.                         164,500       3,208
                                 (a)Teletech Holdings Inc.                              144,700       5,282
                                 (a)Viking Office Products                              370,000      11,100
                                 (a)Williams-Sonoma                                     300,000       8,513
                                    ----------------------------------------------------------------------------
                                                                                                    160,622
----------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--3.1%             Ethan Allen Interiors                               424,100      13,200
                                 (a)Mohawk Industries                                   600,000      15,375
                                    ----------------------------------------------------------------------------
                                                                                                     28,575
----------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.2%              Intimate Brands                                     225,000       4,106
                                 (a)Revlon, Inc.                                        347,000      10,757
                                    Richfood Holdings                                   285,700      10,642
                                 (a)Starbucks Corp.                                     150,000       4,950
                                    ----------------------------------------------------------------------------
                                                                                                     30,455
----------------------------------------------------------------------------------------------------------------
ENERGY--1.4%                     (a)Input/Output, Inc.                                  150,000       4,462
                                    Ultramar Corp.                                      275,000       8,319
                                    ----------------------------------------------------------------------------
                                                                                                     12,781
----------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------------
FINANCE--8.9%                 (a)Bank United Corp.                                      356,300    $  8,863
                                 Executive Risk                                         200,000       7,700
                                 Kansas City Southern Industries                        110,000       4,702
                                 Meadowbrook Insurance Group                            134,100       3,755
                                 PMI Group                                              209,000      11,103
                              (a)Profit Recovery Group International                    237,500       3,444
                              (a)Risk Capital Holdings, Inc.                            790,000      15,010
                                 Texas Regional Bancshares                              150,000       4,312
                              (a)United Insurance Companies                             214,100       5,567
                                 Western National Corporation                           598,500      11,147
                                 Wilmington Trust Corp.                                 219,800       7,858
                                 -------------------------------------------------------------------------------
                                                                                                     83,461
----------------------------------------------------------------------------------------------------------------
HEALTH CARE--20.1%            (a)ABR Information Services                               200,000      14,400
                              (a)Access Health, Inc.                                     79,700       4,483
                              (a)CRA Managed Care, Inc.                                 295,000      15,930
                              (a)Dura Pharmaceuticals                                   483,000      17,811
                              (a)EndoSonics Corp.                                       265,000       3,710
                              (a)IDEXX Laboratories                                     375,000      16,969
                              (a)i-STAT Corp.                                           290,000       5,329
                                 Integrated Health Services                             200,000       5,050
                                 Mentor Corp.                                           191,500       5,266
                              (a)Occusystems, Inc.                                      210,000       6,300
                                 Omnicare, Inc.                                         600,000      18,300
                                 Physician Computer Network                             400,000       4,250
                                 Physician Sales & Service                              500,000      11,750
                              (a)Quest Medical                                          501,100       3,007
                                 RTW, Inc.                                              301,650       8,710
                              (a)Renal Treatment Centers                                220,000       7,315
                              (a)Serologicals Corporation                               190,000       6,603
                              (a)Steris Corp.                                           260,000       8,807
                                 Stewart Enterprises                                    400,000      13,500
                              (a)Total Renal Care Holdings                              253,000      10,057
                                 -------------------------------------------------------------------------------
                                                                                                    187,547
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY--18.3%                Advanced Fibre Communications                           17,300         433
                              (a)Alternative Resources Corporation                      515,000      14,484
                              (a)Analog Devices                                         400,000      10,850
                              (a)Ascend Communications                                  145,000       9,588
                              (a)Auspex Systems, Inc.                                   370,000       5,689
                              (a)Cascade Communications                                 129,000      10,513
                              (a)Ciber, Inc.                                            100,000       3,800
                              (a)Cimlinc Incorporated, "D", convertible
                                 preferred                                               75,431         283
                              (a)Dendrite International, Inc.                           330,000       9,983
                              (a)ETEC Systems                                           300,000      10,200
                              (a)Gartner Group                                          120,000       4,080
                              (a)Integrated Systems                                     125,600       4,145
                              (a)InterVoice, Inc.                                       500,000       7,375
                              (a)Keane, Inc.                                            240,000      11,520
                                 Linear Technology Corp.                                125,000       4,609
                              (a)McAfee Associates, Inc.                                145,000      10,005
                              (a)Parametric Technology Corp.                            150,000       7,406
                              (a)SPSS, Inc.                                             200,000       5,550
                              (a)Solectron Corp.                                        190,000       9,310
                              (a)Tech Data Corporation                                  325,000       9,059
                              (a)Tellabs Operations                                     220,000      15,537
                                 U.S. Robotics                                          100,000       6,463
                                 -------------------------------------------------------------------------------
                                                                                                    170,882
----------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF
                                                                                       SHARES        VALUE
----------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.3%             Tranz Rail Holdings, Ltd.                              413,500    $  5,996
                              (a)Wisconsin Central Transportation                       171,900       6,167
                                 -------------------------------------------------------------------------------
                                                                                                     12,163
----------------------------------------------------------------------------------------------------------------
UTILITIES--2.5%               (a)LCI International, Inc.                                730,000      22,995
                                 -------------------------------------------------------------------------------
                                 TOTAL COMMON STOCKS--85.6%
                                 (Cost: $561,298)                                                   799,679
                                 -------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL
                                                                                        AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--14.5%               Yield--5.29% to 5.62%
                                 Due--October 1996
                                 CSW Credit, Inc.                                       $ 9,800       9,766
                                 ConAgra, Inc.                                           13,700      13,678
                                 Countrywide Funding Corporation                         12,800      12,773
                                 Enserch Corporation                                     14,200      14,193
                                 Madison Funding Corporation                             16,000      15,972
                                 Sanwa Business Credit Corporation                       10,000       9,965
                                 Whirlpool Financial Corporation                         10,000       9,997
                                 Xerox Corporation                                       10,000       9,991
                                 Other                                                   39,300      39,223
                                 -------------------------------------------------------------------------------
                                 TOTAL MONEY MARKET INSTRUMENTS--14.5%
                                 (Cost: $135,559)                                                   135,558
                                 -------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--100.1%
                                 (Cost: $696,857)                                                   935,237
                                 -------------------------------------------------------------------------------
                                 LIABILITIES, LESS CASH AND OTHER
                                 ASSETS--(.1)%                                                       (1,162)
                                 -------------------------------------------------------------------------------
                                 NET ASSETS--100%                                                  $934,075
                                 -------------------------------------------------------------------------------

------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------

(a) Non-income producing security.

    Based on the cost of investments of $696,857,000 for federal income tax purposes at September 30, 1996, the gross unrealized appreciation was $258,307,000, the gross unrealized depreciation was $19,927,000 and the net unrealized appreciation on investments was $238,380,000.

    See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER SMALL CAPITALIZATION EQUITY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Small Capitalization Equity Fund as of September 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Small Capitalization Equity Fund at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1992, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
November 18, 1996

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996
(IN THOUSANDS)


-------------------------------------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------------------------------------

Investments, at value
(Cost: $696,857)                                                                               $935,237
-------------------------------------------------------------------------------------------------------
Cash                                                                                              2,135
-------------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                                                1,030
-------------------------------------------------------------------------------------------------------
  Investments sold                                                                               12,475
-------------------------------------------------------------------------------------------------------
  Dividends                                                                                         120
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                950,997
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                                                            1,845
-------------------------------------------------------------------------------------------------------
  Investments purchased                                                                          14,156
-------------------------------------------------------------------------------------------------------
  Management fee                                                                                    319
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                         159
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                       171
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                            207
-------------------------------------------------------------------------------------------------------
  Trustees' fees                                                                                     65
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                            16,922
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $934,075
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------

Paid-in capital                                                                                $607,943
-------------------------------------------------------------------------------------------------------
Undistributed net realized gain on investments                                                   87,752
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                      238,380
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                    $934,075
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($649,824 / 92,752 shares outstanding)                                                          $7.01
-------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                                                     $7.44
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($257,912 / 37,882 shares outstanding)                                                          $6.81
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($6,470 / 952 shares outstanding)                                                               $6.80
-------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($19,869 / 2,818 shares outstanding)                                                            $7.05
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended September 30, 1996
(IN THOUSANDS)


-------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------

  Dividends                                                                                    $  1,616
-------------------------------------------------------------------------------------------------------
  Interest                                                                                        5,378
-------------------------------------------------------------------------------------------------------
    Total investment income                                                                       6,994
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                  4,418
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                       1,778
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                     1,907
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                          3,300
-------------------------------------------------------------------------------------------------------
  Professional fees                                                                                  68
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                           150
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           53
-------------------------------------------------------------------------------------------------------
    Total expenses                                                                               11,674
-------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                              (4,680)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments                                                      98,994
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                           29,125
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                         128,119
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $123,439
-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                              YEAR ENDED SEPTEMBER 30,
                                                                                 1996                1995
---------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------
  Net investment loss                                                       $  (4,680)             (3,152)
---------------------------------------------------------------------------------------------------------
  Net realized gain                                                            98,994             120,667
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                        29,125              76,338
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          123,439             193,853
---------------------------------------------------------------------------------------------------------
Distribution from net realized gain                                          (120,799)            (37,835)
---------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                                   91,530              52,280
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                   94,170             208,298
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------

Beginning of year                                                             839,905             631,607
---------------------------------------------------------------------------------------------------------
END OF YEAR                                                                 $ 934,075             839,905
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE FUND Kemper Small Capitalization Equity Fund is an
                             open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and, for shares sold on or after April 1, 1996, a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares, which are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT ACCOUNTING
     POLICIES INVESTMENT VALUATION. Investments are stated at value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C

NOTES TO FINANCIAL STATEMENTS

                             shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at a base annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .30% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500
                             Stock Index (thus the fee on an annual basis can range from .35% to .95% of average daily net assets).

                             During the year ended September 30, 1996, the Fund incurred management fees as follows (in thousands):

                                          Base fee                                                    $5,088

                                          Performance adjustment                                        (670)
                                                                                                      ------
                                          Total fees                                                  $4,418
                                                                                                      ======

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                           COMMISSIONS
                                                                                         ALLOWED BY KDI
                                                                  COMMISSIONS     -----------------------------
                                                                RETAINED BY KDI   TO ALL FIRMS    TO AFFILIATES
                                                                ---------------   -------------   -------------
                             Year ended September 30, 1996       $ 130,000         849,000          16,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B

NOTES TO FINANCIAL STATEMENTS

                             and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                                                     COMMISSIONS AND
                                                                                                    DISTRIBUTION FEES
                                                                          DISTRIBUTION FEES            PAID BY KDI
                                                                              AND CDSC        -----------------------------
                                                                           RECEIVED BY KDI    TO ALL FIRMS    TO AFFILIATES
                                                                          -----------------   -------------   -------------
                                         Year ended September 30, 1996     $ 2,167,000        1,412,000         18,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts that the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                            ASF PAID BY KDI
                                                                     ASF PAID BY      -----------------------------
                                                                   THE FUND TO KDI    TO ALL FIRMS    TO AFFILIATES
                                                                   ----------------   -------------   -------------
                             Year ended September 30, 1996           $1,907,000        1,918,000         34,000

                             SHAREHOLDER SERVICES AGENT AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $2,840,000 for the year ended September 30, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended September 30, 1996, the Fund made no payments to its officers and incurred trustees' fees of $31,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended September 30, 1996, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $682,617

                             Proceeds from sales                         794,207

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS         The following table summarizes the activity in
                          capital shares of the Fund (in thousands):

                                                                           YEAR ENDED SEPTEMBER 30,
                                                                    1996                              1995
                                                           -----------------------           -----------------------
                                                           SHARES         AMOUNT             SHARES         AMOUNT
                                      --------------------------------------------------------------------------------
                                       SHARES SOLD
                                      --------------------------------------------------------------------------------
                                       Class A            $ 30,868       $ 202,700          $ 31,018        $181,695
                                      --------------------------------------------------------------------------------
                                       Class B              14,887          95,149            14,738          87,414
                                      --------------------------------------------------------------------------------
                                       Class C                 756           4,816               369           2,253
                                      --------------------------------------------------------------------------------
                                       Class I               1,486           9,698             3,091          19,863
                                      --------------------------------------------------------------------------------
                                       SHARES ISSUED IN
                                         REINVESTMENT OF DIVIDENDS
                                      --------------------------------------------------------------------------------
                                       Class A              13,634          77,454             4,829          25,278
                                      --------------------------------------------------------------------------------
                                       Class B               5,749          32,025             1,801           9,352
                                      --------------------------------------------------------------------------------
                                       Class C                  95             525                14              74
                                      --------------------------------------------------------------------------------
                                       Class I                 505           2,875                --              --
                                      --------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       Class A             (34,939)       (226,681)          (35,471)       (208,460)
                                      --------------------------------------------------------------------------------
                                       Class B             (14,337)        (91,287)          (10,859)        (63,342)
                                      --------------------------------------------------------------------------------
                                       Class C                (359)         (2,253)              (73)           (426)
                                      --------------------------------------------------------------------------------
                                       Class I              (2,055)        (13,491)             (209)         (1,421)
                                      --------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       Class A                 702           4,562               739           4,350
                                      --------------------------------------------------------------------------------
                                       Class B                (719)         (4,562)             (746)         (4,350)
                                      --------------------------------------------------------------------------------
                                       NET INCREASE
                                       FROM CAPITAL SHARE
                                       TRANSACTIONS                      $  91,530                         $  52,280
                                      --------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                              -------------------------------------------------
                                                                   CLASS A
                                              -------------------------------------------------
                                                        YEAR ENDED SEPTEMBER 30,
                                              1996      1995      1994      1993      1992
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year            $7.14      5.81      6.45      5.25     5.35
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                          (.02)     (.01)     (.01)     (.02)    (.02)
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       .94      1.68      (.27)     1.71      .40
-----------------------------------------------------------------------------------------------
Total from investment operations                .92      1.67      (.28)     1.69      .38
-----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        --        --        --        --      .01
-----------------------------------------------------------------------------------------------
  Distribution from net realized gain          1.05       .34       .36       .49      .47
-----------------------------------------------------------------------------------------------
Total dividends                                1.05       .34       .36       .49      .48
-----------------------------------------------------------------------------------------------
Net asset value, end of year                  $7.01      7.14      5.81      6.45     5.25
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                  16.33%    30.88     (4.31)    34.11     7.02
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
Expenses                                       1.08%     1.14      1.34      1.03     1.28
-----------------------------------------------------------------------------------------------
Net investment loss                            (.26)%    (.18)     (.76)     (.43)    (.43)
-----------------------------------------------------------------------------------------------

                                             -----------------------------------
                                                             CLASS B
                                             -----------------------------------
                                                 YEAR ENDED           MAY 31
                                               SEPTEMBER 30,       TO SEPT. 30,
                                               1996      1995          1994
------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------
Net asset value, beginning of period           $7.03      5.78          5.65
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                           (.09)     (.07)         (.02)
------------------------------------------------------------------------------------
  Net realized and unrealized gain               .92      1.66           .15
------------------------------------------------------------------------------------
Total from investment operations                 .83      1.59           .13
------------------------------------------------------------------------------------
Less distribution from net realized gain        1.05       .34            --
------------------------------------------------------------------------------------
Net asset value, end of period                 $6.81      7.03          5.78
------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  15.13%    29.59          2.30
------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------
Expenses                                        2.15%     2.17          2.29
------------------------------------------------------------------------------------
Net investment loss                            (1.33)%   (1.21)        (1.38)
------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                         ----------------------------------    ------------------------------------
                                                      CLASS C                                CLASS I
                                         ----------------------------------    ------------------------------------
                                                                  MAY 31                              JULY 3
                                              YEAR ENDED            TO            YEAR ENDED            TO
                                             SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                           1996       1995         1994              1996              1995
----------------------------------------------------------------------------   ------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------   ------------------------------------
Net asset value, beginning of period       $7.02      5.77          5.65              7.15              6.27
----------------------------------------------------------------------------   ------------------------------------
Income from investment operations:
  Net investment income (loss)              (.09)     (.07)         (.03)              .01                --
----------------------------------------------------------------------------   ------------------------------------
  Net realized and unrealized gain           .92      1.66           .15               .94               .88
----------------------------------------------------------------------------   ------------------------------------
Total from investment operations             .83      1.59           .12               .95               .88
----------------------------------------------------------------------------   ------------------------------------
Less distribution from net realized gain    1.05       .34            --              1.05                --
----------------------------------------------------------------------------   ------------------------------------
Net asset value, end of period             $6.80      7.02          5.77              7.05              7.15
----------------------------------------------------------------------------   ------------------------------------
TOTAL RETURN (NOT ANNUALIZED)              15.16%    29.65          2.12             16.76             14.04
----------------------------------------------------------------------------   ------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------   ------------------------------------
Expenses                                    2.15%     2.10          2.10               .66               .79
----------------------------------------------------------------------------   ------------------------------------
Net investment income (loss)               (1.33)%   (1.14)        (1.21)              .16              (.14)
----------------------------------------------------------------------------   ------------------------------------


-------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------------------------

                                                                 YEAR ENDED SEPTEMBER 30,
                                                   1996        1995        1994        1993        1992
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)         $934,075     839,905     631,607     510,060     329,116
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                85%        102          58          82          73
-------------------------------------------------------------------------------------------------------------------

Average commission rate paid per share on stock transactions for the year ended September 30, 1996 was $.0557.
--------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data for the year ended September 30, 1996 was determined based on average shares outstanding.

NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                                 OFFICERS

STEPHEN B. TIMBERS                       CHARLES R. MANZONI, JR.
President and Trustee                    Vice President

DAVID W. BELIN                           JOHN E. NEAL
Trustee                                  Vice President

LEWIS A. BURNHAM                         STEVEN H. REYNOLDS
Trustee                                  Vice President

DONALD L. DUNAWAY                        PHILIP J. COLLORA
Trustee                                  Vice President
                                         and Secretary
ROBERT B. HOFFMAN
Trustee                                  JEROME L. DUFFY
                                         Treasurer
DONALD R. JONES
Trustee                                  ELIZABETH C. WERTH
                                         Assistant Secretary
DOMINIQUE P. MORAX
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                  VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                               222 North LaSalle Street
                               Chicago, IL 60601


--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT      KEMPER SERVICE COMPANY
                               P.O. Box 419557
                               Kansas City, MO 64141
                               1-800-621-1048


--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT   INVESTORS FIDUCIARY TRUST COMPANY
                               127 West 10th Street
                               Kansas City, MO 64105


--------------------------------------------------------------------------------
INDEPENDENT AUDITORS           ERNST & YOUNG LLP
                               233 South Wacker Drive
                               Chicago, IL 60606


--------------------------------------------------------------------------------
INVESTMENT MANAGER             ZURICH KEMPER INVESTMENTS, INC.


PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               222 South Riverside Plaza
                               Chicago, IL 60606
                               http://www.kemper.com


[RECYCLE LOGO]
Printed on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Fund prospectus.
KSCF - 2 (11/96)                                                        1024020
                                                             [KEMPER FUNDS LOGO]